STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS SMALL-CAP GROWTH FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

  September 29, 2006

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby all of the assets of Strategic Partners Small-Cap Growth Fund (SP Fund) would be acquired by Jennison Small Company Fund, Inc. (Small Company Fund and together with the SP Fund, the Funds), and the Small Company Fund would assume all of the liabilities of the SP Fund (the Reorganization). SP Fund is a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation. Small Company Fund is also organized as a Maryland corporation. The shareholder meeting (the Meeting) is scheduled for Friday December 15, 2006 at 5:00 p.m. Eastern time.

This package contains important information about the proposal and includes materials you will need in order to vote. The Board of Directors of SP Mutual Funds has reviewed and approved the proposal and recommended that the proposal be presented to shareholders of the SP Fund for their consideration. Although the Board has determined that the proposal is in the best interests of SP Fund's shareholders, the final decision to approve the proposal is up to you.

If the Reorganization is approved, shareholders of the SP Fund would have the opportunity to participate in a single mutual fund with a similar investment objective and similar investment policies. Combining the SP Fund with Small Company Fund will allow shareholders of both Funds to enjoy a larger asset base over which certain expenses may be spread. The investment objective of the SP Fund is to seek maximum growth of investor's capital from a portfolio primarily of growth stocks, while the investment objective of Small Company Fund is capital growth. As a result of the Reorganization, shareholders of SP Fund are expected to realize a reduction in both the net and gross annual operating expenses borne by shareholders, including a reduction in investment management fees as a result of the proposed reorganization. The accompanying combined joint proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Internet.  Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Telephone.  If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Small Company Fund.

If you have any questions before you vote, please call D.F. King & Co., Inc., at 1-800-735-3428 toll-free. They will be happy to help you understand the proposal and assist you in voting.

  Judy A. Rice
President

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STRATEGIC PARTNERS SMALL-CAP GROWTH FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Strategic Partners Small-Cap Growth Fund (SP Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation, will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, on Friday December 15, 2006 at 5:00 p.m. Eastern time, for the following purpose:

1.  For shareholders of the SP Fund to approve or disapprove a Plan of Reorganization and the reorganization it contemplates, under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Jennison Small Company Fund, Inc. (Small Company Fund and together with the SP Fund, the Funds). In connection with this proposed reorganization, each whole and fractional share of each class of the SP Fund will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of the Small Company Fund, outstanding shares of the SP Fund will be cancelled and the SP Fund will be liquidated.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors of the SP Mutual Funds, on behalf of the SP Fund, has fixed the close of business on September 8, 2006 as the record date for the determination of the shareholders of the Fund, entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: September 29, 2006

A proxy card is enclosed along with this combined joint Prospectus and Proxy Statement for each proposal that is applicable to you. Please vote your shares today by signing and returning the enclosed proxy card(s) in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of the SP Mutual Funds recommends that you vote FOR the SP Fund proposals.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

PROXY STATEMENT
for
STRATEGIC PARTNERS SMALL-CAP GROWTH FUND, A SERIES OF
STRATEGIC PARTNERS MUTUAL FUNDS, INC.
and
PROSPECTUS
for
JENNISON SMALL COMPANY FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated September 29, 2006

Acquisition of the Assets and Assumption of the Liabilities of the Strategic Partners Small-Cap Growth Fund

by and in exchange for shares of Jennison Small Company Fund, Inc.

This combined joint Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of Strategic Partners Small-Cap Growth Fund (SP Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of the SP Mutual Funds for use at a special meeting of shareholders of the SP Fund and at any adjournments or postponements thereof (the Meeting).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Friday December 15, 2006 as follows: 5:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about September 29, 2006.

The purpose of the Meeting is for shareholders of SP Fund, to vote on a Plan of Reorganization (the Plan) under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Jennison Small Company Fund, Inc. (Small Company Fund), a Maryland corporation, in exchange for shares of Small Company Fund, which will be distributed to shareholders of the SP Fund, and the subsequent cancellation of shares of the SP Fund and its liquidation (the Reorganization). If the Plan is approved, each whole and fractional share of each class of the SP Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of Small Company Fund and shareholders of the SP Fund will become shareholders of Small Company Fund. Subsequent to the meeting, the SP Fund will be liquidated and the Small Company Fund will be the surviving fund.

The investment objectives and policies of the SP Fund and Small Company Fund are similar. The investment objective of the SP Fund is to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies. The SP Fund pursues its objective by investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The SP Fund invests primarily in the equity securities of small-sized companies included in the Russell 2000 Growth Index. The investment objective of Small Company Fund is capital growth. Small Company Fund pursues its objective by normally investing at least 80% of its investable assets in common stocks of small, less well-known U.S. companies that the investment subadvisor believes are relatively undervalued. Small Company Fund considers small companies to be those with a market capitalization less than the largest market capitalization found in the Standard & Poor's SmallCap 600 Index at the time of investment.

If the shareholders of the SP Fund approve the Plan, they will become shareholders of Small Company Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and the issuance of shares of Small Company Fund that you should know before voting. You should retain it for future reference. Additional information about Small Company Fund and the proposed reorganization has been filed with the

Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for Small Company Fund, dated November 30, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information (SAI) for Small Company Fund dated November 30, 2005, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement;

•  An SAI dated September 29, 2006, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement;

•  The Small Company Fund Annual Report to Shareholders for the period ending September 30, 2005, which is enclosed and incorporated into this Prospectus/Proxy Statement; and

•  The Small Company Fund Semi-Annual Report to Shareholders for the period ending February 28, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to Small Company Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for Small Company Fund (attached as Exhibit B); and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the SP Fund and Small Company Fund into a single mutual fund. SP Fund is a series of an open-end investment company that is organized as a Maryland corporation. Small Company Fund is an open-end investment company that is organized as a Maryland corporation.

If shareholders of the SP Fund vote to approve the Plan, the assets of that Fund will be transferred to, and all of the liabilities of that Fund will be assumed by, Small Company Fund in exchange for an equal value of shares of Small Company Fund. Shareholders of the SP Fund will have their shares exchanged for shares of Small Company Fund of equal dollar value based upon the value of the shares at the time that the SP Fund's assets are transferred to the Small Company Fund. After the transfer of assets and exchange of shares has been completed, the SP Fund will be liquidated and dissolved. If you approve the Plan, you will cease to be a shareholder of the SP Fund and will become a shareholder of Small Company Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Boards of Directors of the SP Mutual Funds and Small Company Fund have determined that the proposed reorganization of the SP Fund is in the best interests of these Funds, Small Company Fund and their respective shareholders. The Boards of Directors have also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Plan.

The Board of Directors of the SP Mutual Funds, on behalf of the SP Fund and Small Company Fund, have approved the Plan and unanimously recommend that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the SP Fund at the close of business on September 15, 2006 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the SP Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 Act (the 1940 Act)) of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon.

For the purposes of this vote, a 1940 Act majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of a Fund represented at the meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for Small Company Fund, you should read the Prospectus (enclosed as Exhibit B) and SAI for Small Company Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of the Funds are similar. The investment objective of the SP Fund is to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies while the investment objective of Small Company Fund is capital growth. The investment objective of SP Fund is not a fundamental policy, meaning that it can be changed without shareholder approval. The investment objective of Small Company Fund is a fundamental policy, meaning that it cannot be changed without shareholder approval. There can be no assurance that the Funds will achieve their investment objectives.

Each Fund pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser(s) as follows:

Under normal circumstances the SP Fund invests at least 80% of the value of its assets in small capitalization companies. Small Company Fund normally invests at least 80% of its investable assets in common stocks of small, less-well-known U.S. companies that the investment subadviser believes are relatively undervalued. On or about January 31, 2007, Small Company Fund will normally invest at least 80% of its investable assets in equity and equity-related securities of small, less well-known companies that the investment adviser believes are relatively undervalued. Also effective on or about January 31, 2007, the Small Company Fund may invest up to 35% of its total assets in foreign securities, excluding ADR's or similar receipts and shares traded in U.S. markets. Investable assets is net assets plus any borrowings for investment purposes. The SP Fund pursues its investment objective by normally investing primarily in the equity securities of small-sized companies included in the Russell 2000 Growth Index. Small Company Fund considers small companies to be those with market capitalizations of less than the largest market capitalization found in the Standard & Poor's SmallCap 600 Index at the time of investment.

In deciding which stocks to buy, the Small Company Fund uses a blend of both value and growth styles. Small Company Fund looks for stocks of smaller, less well known companies that it believes have above-average growth prospects but can be purchased at lower prices relative to the company's earnings, assets, cash flow and price/book value or whose growth prospects are underappreciated by the market. This approach is often referred to as "GARP"

or "growth at a reasonable price". In deciding which stocks to buy, the SP Fund's subadvisers utilize different approaches. One of the SP Fund's sub-advisers is a fundamental research-driven manager focusing on bottom-up stock selection for a portion of the SP Fund's portfolio, seeking to provide capital appreciation through a diversified portfolio of rapidly growing small-cap companies typically underfollowed by Wall Street analysts, by looking for companies that possess attractive valuations and earnings growth rates, sustainable, competitive advantages, superior characteristics and strong management teams. The other of the SP Fund's subadvisers employs a top-down, fundamental approach to small-capitalization investing. The top-down process is used to identify portfolio themes with a strong growth potential, while the bottom-up process focuses on fundamental research. This other subadviser looks for companies with superior managements, strong financials, and products/services that demonstrate excellent growth in revenue and earnings.

The SP Fund and Small Company Fund are each a diversified investment company under the 1940 Act and therefore subject to additional restrictions. See "Comparison of Other Policies – Diversification" and "Investment Restrictions" below.

The Funds typically distribute annually all or substantially all of their ordinary income and net realized capital gains.

After the reorganization is completed, it is expected that the combined fund will be managed according to the investment objective and policies of Small Company Fund.

Comparison of Other Policies

Diversification

SP Fund and Small Company Fund are each "diversified" investment companies under the 1940 Act. As diversified investment companies, with respect to 75% of their assets, the SP Fund and Small Company Fund cannot invest more than 5% of their assets in the securities of any one issuer or cannot hold more than 10% of the outstanding voting securities of such issuer.

Foreign Securities

Each Fund may invest in securities of foreign issuers. The SP Fund may invest in securities of foreign issuers, subject to its primary investment policy. Small Company Fund may invest up to 15% of its total assets in foreign securities (stocks and bonds), but usually invests less than 5% of its total assets in foreign securities.

Derivative Instruments

Each Fund may utilize various derivative instruments. Generally, with derivatives, the subadviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. When using certain derivative strategies, each Fund may need to segregate cash or other liquid assets. Any derivatives that are not offset by the Fund's underlying positions may result in losses to the Fund that would not otherwise have occurred. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Short Sales

The SP Fund may engage in short sales for cash management purposes only if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Small Company Fund, however, may not engage in short sales, but may engage in short sales against-the-box in amounts of up to 10% of the Fund's total assets. In a short sale against-the-box, the Fund owns or has the right to acquire the identical security at no additional cost.

Illiquid Securities

Small Company Fund may invest up to 15% of its net assets in illiquid securities, but usually invests less than 5% of its net assets in illiquid securities. "Net assets" refers to a Fund's assets minus its liabilities. The Fund may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Fund may also be considered illiquid.

Borrowing and Pledging Assets

Small Company Fund may borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings. The SP Fund may borrow so long as after such borrowing the value of the Funds assets less its liabilities (not including borrowings) is at least three times the amount of the borrowings.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, Small Company Fund may lend its portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 33 1/3% of the value of such Fund's assets and the loans are callable at any time by the Fund. The SP Fund may also lend its securities subject to similar limitations.

Temporary Defensive Investments

In response to adverse market, economic or political conditions, Small Company Fund may temporarily invest up to 100% of its total assets in high quality foreign or domestic money market instruments. Investing heavily in these securities limits Small Company Fund's ability to achieve capital appreciation, but can help preserve the Fund's assets when the equity markets are unstable. The SP Fund may also temporarily invest up to 100% of its total assets in high quality foreign or domestic money market instruments.

Investments in Affiliated Funds

Small Company Fund and the SP Fund may each invest up to 25% of its total assets in shares of affiliated money-market funds or open-ended short-term bond funds with portfolio maturity of three years or less. Small Company Fund may invest in other non-affiliated investment companies, such as mutual funds, up to 10% of total assets, subject to additional restrictions under the 1940 Act. The SP Fund may invest in other non-affiliated investment companies up to 10% of its total assets in other investment companies, such as mutual funds subject to additional restrictions under the 1940 Act.

Equity-Related Securities

Small Company Fund may invest in equity-related securities in amounts up to 20% of the Fund's investable assets. The equity-related securities in which Small Company Fund may invest include preferred stocks, securities convertible into or exchangeable for common or preferred stocks, non-convertible preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs), American Depositary Shares (ADSs), structured notes, warrants and rights exercisable for equity securities, and securities of real estate investment trusts (REITs).

Small Company Fund's investments in structured notes are limited to 5% of its total assets.

Repurchase Agreements

Small Company Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards approved by the Fund's subadviser, and may participate in a joint repurchase account with other investment companies managed by PI pursuant to an order of the Securities and Exchange Commission. Repurchase agreements are used for cash management purposes. The SP Fund may also use repurchase agreements.

Investment Restrictions

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) issue senior securities;

(ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; (vi) industry concentration; and (vii) make loans (except for certain securities lending transactions).

In addition, the Funds have adopted fundamental investment restrictions to diversify their respective investments. Accordingly, the Funds are diversified funds under the 1940 Act. This means that they may not, with respect to 75% of the value of their respective total assets, purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies) if, as a result (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund.

Although not fundamental, the SP Fund has the following investment restrictions:

The SP Fund may not:

1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders;

2. Invest for the purpose of exercising control or management of another issuer; or

3. Purchase securities of other investment companies, except in compliance with the 1940 Act.

Although not fundamental, Small Company Fund has the following investment restrictions:

The Small Company Fund may not:

1. Purchase more than 10% of the outstanding voting securities of any one issuer;

2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs;

3. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition. The Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund;

4. Make short sales of securities except short sales against-the-box;

5. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

6. Invest for the purpose of exercising control or management of any other issuer; and

7. Notwithstanding Investment Restriction 3 above, so long as the Fund is also a fund in which one or more of the JennisonDryden Asset Allocation Funds, which are series of the Prudential Investment Portfolios, Inc. (Registration Nos. 33-61997, 811-7343) may invest, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

The Fund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investing at least 80% of its investable assets in common stocks of small U.S. companies.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance the Funds will meet their investment objective. The Funds invest in securities according to specific investment policies and objectives and, as a result, the investments are limited to a comparatively narrow segment of the economy.

Equity Securities. The Small Company Fund normally invests at least 80% of its investable assets and the SP Fund normally invests at least 80% of its assets in the common stock of small capitalization companies. Stocks of small companies are typically more volatile and may decline more than those in the Standard & Poor's 500 Stock Price Index. Changes in interest rates may affect the securities of smaller companies more than the securities of larger companies. As with any mutual fund, investing significantly in equities or equity-related securities, the value of securities held by a fund may decline. Stock values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities market generally. These declines may be substantial. In addition, changes in economic or political conditions, both domestic and international, may result in a decline in value of a fund's investments.

Derivatives. The Funds may use investment strategies, such as derivatives investing, that involve risk. The Funds may use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Short Sales. Short sales may magnify losses relating to the underlying security, in particular due to share price volatility because the underlying security must be replaced at a specific time. Short sales against the box are not subject to these risks but give up the opportunity for capital appreciation in the security.

Foreign Securities. Investing in foreign securities subjects the Funds to additional risks. Foreign markets, economies and political systems may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses.

These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information.

Emerging Markets. Investments in securities of emerging markets involve additional risks. The securities markets of developing countries are less liquid, are subject to greater price volatility, have smaller market capitalizations, and have less government regulation then the securities markets of more developed countries and are not subject to such extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

Fixed-Income Obligations. To the extent the Funds invests in fixed-income obligations, the investments are subject to the credit risk of the issuer, market risk with respect to the value of the investment and interest rate risk. "Junk bonds" have a higher risk of default, tend to be less liquid, are more volatile and may be more difficult to value.

Due to the substantial similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a very similar set of principal risks.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency, and (ii) net income derived from an interest in "qualified publicly traded partnerships" (as such term is defined in the Code); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of (i) any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Treasury regulations, to be in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the Code). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to U.S. federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Forms of Organization

The SP Funds is a series of SP Mutual Funds, which is an open-end management investment company, organized as a Maryland corporation. SP Mutual Funds is authorized to issue 5.5 billion shares of capital stock, par value $.001 per share, 150,000,000 of which are designated as shares of the SP Fund, which are each further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

Small Company Fund is an open-end management investment company organized as a Maryland corporation. Small Company Fund is authorized to issue 1,250,000,000 shares of common stock, $.01 par value per share, designated as Class A, Class B, Class C, Class Z and Class R shares, each consisting of 250 million authorized shares. If the Plan is approved, Small Company Fund will authorize and issue Class L, Class M, Class X and New Class X shares.

SP Mutual Funds and Small Company Fund are together referred to as the Companies. SP Mutual Funds and Small Company Fund each operate pursuant to a charter, which includes its Articles of Incorporation and supplements, corrections and amendments thereto, and by-laws. The Companies are each governed by a Board of Directors. We refer to these as a "Board" and sometimes refer separately to them as "directors." We have summarized below certain rights of shareholders of the Companies to highlight differences in the governing documents of the Companies. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charter and by-laws of the Companies for more complete information.

Forms of Ownership. Ownership interests in the Funds and their series are represented by shares of common stock of a corporation. We refer to the ownership interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions. As registered open-end investment companies, the Funds are authorized under Maryland law to transfer all of their respective assets (or the assets of any class or series of their shares) without shareholder approval, but pursuant to state law and their charters, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter.

Shareholder Meetings

Place of Meeting. The Companies may hold shareholder meetings at any place set by the Board, except that in the case of SP Mutual Funds, that place is required to be within the United States.

Shareholder Voting Rights. Each share of the Companies' common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of the Companies' stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Record Date. The Companies' Boards have the sole power to set a record date, which must be at or after close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act.

Special Meetings. The Companies must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. In addition, SP Mutual Funds must call a special meeting, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. In the case of Small Company Fund, a special meeting shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. The Companies' Boards have sole power to fix the date and time of any special meeting of shareholders.

Inspector of Elections. The Funds are required to appoint one or more inspectors of election to conduct the voting at any meeting, if so ordered by the chairman of the meeting or upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting.

Advance Notice of Shareholder Proposals.  The by-laws of Small Company Fund provides that in order for a shareholder to nominate a director for election or propose business to be considered at an annual meeting of shareholders, such shareholder must give notice of such nomination or proposal to the Secretary of Small Company Fund not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. However, if no annual meeting was held in the preceding year, any such shareholder must give notice to the Secretary not earlier than the 90th day prior to such meeting and not later than either the 60th day prior to such meeting or the 10th day after public announcement of such meeting is made. Although the charter of SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SP Mutual Funds may submit proposals from the floor of an annual meeting. Under Maryland law, the purpose of any special meeting must be described in the notice of such meeting so only items included in the notice may be considered at special meetings of shareholders of the Companies.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of SP Mutual Funds shall constitute a quorum for the transaction of business at a meeting of such shareholders. The presence, in person or by proxy, of shareholders entitled to cast one-third of all votes entitled to be cast on a matter with respect to one or more series or classes of Small Company Fund shall constitute a quorum for the transaction of business at a meeting of such shareholders.

Adjournments. Whether or not a quorum is present, Small Company Fund may adjourn a meeting of shareholders convened on the date for which it was called, by action of the chairman of the meeting, to a date not more than 120 days after the original record date. For SP Mutual Funds, a majority vote of the shareholders present is needed to achieve such an adjournment.

Shareholder Action Without a Meeting. Shareholders of the Companies are not entitled to act by written consent unless such consent is unanimous.

Amendments to Charter

Amendments to each Company's charter generally require the approval of the Board and at least a majority of the votes entitled to be cast on the matter. However, the Board may amend the charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, each Fund's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares without shareholder approval.

Amendment of By-Laws

Each Company's by-laws can be amended by a majority vote of the shareholders or by its Board of Directors by a majority vote in the case of SP Mutual Funds or by a two-thirds vote in the case of Small Company Fund.

Board of Directors

Number of Members. SP Mutual Fund's Board may change the number of directors to any number from three (3) to twenty-five (25), inclusive. Small Company Fund's Board may change the number of directors to any number from three (3) to twenty (20), inclusive.

Removal of Board Members. SP Mutual Funds' shareholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. Small Company Fund's shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members.

Board Vacancies. A vacancy on the Companies' Boards may be filled by a majority of the remaining members of the Board (unless, in the case of SP Mutual Funds, the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, the vacancy results from an increase in the number of directors, in which case a majority of the entire Board may fill the vacancy, or unless otherwise required by law).

Limitation on Liability of Directors and Officers. The Companies' charters provide that, to the extent allowed by law, directors and officers will not be liable to the Funds or their shareholders for monetary damages for a breach of fiduciary duty. Maryland law permits such limitation of liability except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Indemnification of Directors, Officers, Employees and Agents. The Companies' charter or by-laws provide for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

Under Maryland law, the Companies' shareholders generally have no personal liability for the debts or obligations of the Companies as a result of their status as shareholders.

Termination and Dissolution

Dissolution of the Companies requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, under Maryland law, the Companies may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers (the Investment Managers) pursuant to a separate investment management agreement with the SP Mutual Funds on behalf of the SP Fund (the SP Fund Management Agreement). PI serves as manager pursuant to a separate investment management agreement with Small Company Fund (the Small Company Fund Management Agreement, and together with the SP Fund Management Agreement, the Management Agreements). As of March 31, 2006, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $98.9 billion.

Under the SP Fund Management Agreement, PI (as co-manager) will provide supervision and oversight of ASISI's investment management responsibilities with respect to the SP Mutual Funds. Pursuant to the SP Fund

Management Agreement, the Investment Managers jointly administer the SP Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the Fund's investment objectives.

Under the Small Company Fund Management Agreement, PI (as manager) manages Small Company Fund's investment operations and administers its business affairs. Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for Small Company Fund. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Fund's subadviser.

The Companies have obtained an exemption from the SEC (the Order) that permits ASISI or PI to change subadvisers for each of the Companies, including the Funds, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of Directors of the Companies. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Companies) is intended to facilitate the efficient supervision and management of the subadvisers by ASISI and PI and the Directors of the Companies.

With respect to the Funds, ASISI and/or PI, as applicable, currently engage the following subadvisers to manage the investments of the Funds in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by ASISI and/or PI, as applicable. Each subadviser is responsible, subject to the supervision and control of ASISI and PI, as applicable, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

SP Fund

RS Investment Management, L.P. (RS), 388 Market Street, Suite 1700, San Francisco, California 94111 and Transamerica Investment Management LLC (Transamerica) serve as subadvisors for the SP Fund .

RS is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of December 31, 2005 the firm managed over $10 billion in no-load mutual funds and institutional accounts.

Transamerica was organized as a limited liability company under the laws of the state of Delaware in 2000 and is an SEC registered investment advisor. The founding member of the LLC, Transamerica Investment Services, Inc. ("TISI"), is an investment adviser that has been providing investment advisory services since 1968. Transamerica, located at 1150 South Olive Street, 27th Floor, Los Angeles, California 90015, had approximately $19.7 billion of assets under management as of December 31, 2005.

William J. Wolfenden III, a Principal of RS Investments and lead portfolio manager of their small-cap growth accounts, has managed the RS Investments segment of the SP Fund since October 2005. Prior to joining RS in April 2001, he was at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

Gregory S. Weirick has managed the Transamerica segment of the Fund since October 2005 and leads the investment team that manages the Transamerica segment of the SP Fund. Mr.Weirick, a Managing Director and Principal of Transamerica, has been with the firm since 2005. Prior to this, Mr.Weirick was co-founder, Treasurer and Managing Director of Westcap Investors, LLC from 1992 to 2005. He has specialized in the small cap growth category for over 10 years.

Small Company Fund

Jennison Associates LLC (Jennison) is the Small Company Fund's subadvisor. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of September 30, 2005, Jennison managed in excess of $69 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

John P. Mullman, CFA, is the portfolio manager of the Fund and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows

Mr. Mullman is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Fund since May 2000.

Mr. Mullman is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Subsequent to the consummation of the Reorganization, Jennison will continue to serve as the subadvisor for Small Company Fund, the surviving fund, although the portfolio managers for Jennison could change at any time prior to and after the consummation of the Reorganization. If the Investment Manager determines that such portfolio manager change is not in the best interests of Small Company Fund and its shareholders, then pursuant to the Order the subadvisor may be replaced without prior shareholder approval, subject to Board approval. If such change occurs prior to the Meeting you will be notified and you may change your vote for the proposal as described herein under "Voting Information – Revocation of Proxies."

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of October 31, 2005 for the SP Fund, and as of September 30, 2005 for Small Company Fund.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the portfolio manager referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. None of the portfolio managers were paid a fee based on performance.

Portfolio Manager	RIC Accounts Managed		Assets of RIC Managed (Thousands)		Other Pooled Accounts Managed		Assets of Other Pooled Accounts Managed (Thousands)		Other Accounts Managed	Assets of Other Accounts Managed (Thousands)
William J. Wolfenden III	10		785,192		0		0		5	64,921
(SP Fund)
Gregory S. Weirick	2		114.7		2		77.1		63	1,333.1
(SP Fund)
John P. Mullman, CFA	3	+	890,729	+	4	+	543,272	+	6+/**	825,512+/**
(Small Company Fund)

+  None of the accounts managed are subject to performance fees.

**  Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund

RS Investments, L.P.

Compensation

RS Investments is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm's portfolio managers is part of either the Growth Group or the Value Group. William J. Wolfenden III is a member of the Growth Group (the "Group").

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with G. Randall Hecht, Chairman of RS Investments, and Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of the Group (James L. Callinan, John L. Wallace, and William J. Wolfenden III), determined all salaries and bonuses for the Group for the fiscal year ended December 31, 2005. Salaries were based on industry standards, as described above.

Bonuses within the Group were based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Assets under management did not directly affect any individual's salary or bonus, although the amount of the Group's assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group's aggregate salaries and bonuses.

In addition, the Group's portfolio managers participated in the profits of the Group based on their profit sharing percentages. The Group's leaders, in consultation with Mr. Hecht and Mr. Otton, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group's investment process.

Some of the Group's portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.

Potential Conflicts of Interest

Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager's management of multiple accounts, and

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (continued)

has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investment's policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments' policy that when the amount of securities of a particular issuer available to RS Investments' client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investment generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments' policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investment's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

Securities Ownership: No portfolio manager owns SP Fund securities.

Transamerica Investment Management LLC

Compensation

Portfolio Manager compensation is a combination of base salary, bonus incentive and profit sharing. Base salaries are reviewed and adjusted annually based on additional duties and experience. For purposes of determining the level of incentive compensation potential; track records (pre-tax) are based on full years of portfolio management for TIM. Therefore, for example, should an eligible participant hold a one and a half year track record, the eligible incentive compensation would be based on the manager's one year relative ranking. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further describes below:

•	80% Objective-portfolio performance based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective, taking such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio, customized client benchmarks, etc., into account in determining the Portfolio Manager's relative ranking. Senior management, at its discretion, determines the criteria to be used for evaluating how the rankings are determined for each Portfolio Manager under this objective component.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (concluded)

•	20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions as updated on an annual basis, for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic) quality of investment ideas, managerial duties outside of core responsibility, as determined by Senior Management.

The method used to determine the compensation for a portfolio manager is the same for all accounts managed by that portfolio manager, including the Fund.

Potential Conflicts

At Transamerica, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Fund, Transamerica manages separate accounts for institutions and individuals. Transamerica manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Investment Policy Committee. Transamerica has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

Securites Ownership: No portfolio manager owns SP Fund securities.

Small Company Fund	Jennison Associates LLC

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for the portfolio manager:

•	One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Russell 2500 and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Small Company Fund (concluded)	• Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Securities Ownership: John P. Mullman: $50,001 – $100,000

Investment Management Fees

Pursuant to the SP Fund Management Agreement, ASISI receives a monthly investment management fee for the performance of its services for the SP Fund, PI does not receive a fee for its management of the SP Fund. Pursuant to the Small Company Fund Management Agreement, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. ASISI, as co-manager of the SP Fund, and PI, as manager of the Small Company Fund, pays each subadviser of the applicable Fund a portion of its fee for the performance of the subadvisory services at no additional cost to the Fund.

The SP Fund is obligated to pay ASISI an annual investment management fee, as a percentage of its average daily net assets, equal to .95% under the SP Fund Management Agreement. ASISI has contractually waived 0.10% of the investment management fee under the SP Fund Management Agreement, through February 28, 2007. The SP Fund does not pay PI a fee for its management services for the Fund. Under the Small Company Fund Management Agreement, the Fund is obligated to pay PI an annual investment management fee as a percentage of its average daily net assets equal to .70% up to $1 billion and .65% over $1 billion. As a result, if the Plan is approved, the shareholders of the SP Fund will pay investment management fees at a lower rate.

During its fiscal year ended October 31, 2005 and the period ended April 30, 2006, the SP Fund paid $402,568 and $525,296, respectively, in investment management fees to ASISI. During the fiscal year ended September 30, 2005 and the period ended March 31, 2006, Small Company Fund paid $3,526,253 and $2,113,516, respectively, in investment management fees to PI.

ASISI and PI, as applicable, pay the respective subadviser a portion of the investment management fee that ASISI receives from the SP Fund and that PI receives from Small Company Fund. ASISI and PI, as applicable, pay such subadvisory fees without any additional expense to the respective Fund. With respect to the SP Fund, ASISI pays RS an annual rate, as a percentage of the Fund's average daily net assets, of 0.50% up to $150 million, and 0.45% over $150 million. With respect to the SP Fund, ASISI pays Transamerica an annual rate, as a percentage of the Fund's average daily net assets, of 0.50%. With respect to Small Company Fund, PI pays Jennison, an annual rate equal to 0.455% of the Fund's average daily net assets.

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC (PIMS) (collectively, the Distributors) jointly serve as the principal underwriter and distributor for the SP Fund. PIMS serves as the principal underwriter and distributor for Small Company Fund. The Companies each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares to compensate the Funds' respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay its distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A (1)	0.25% of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class L (2)	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M (2)	1.00% of the Fund's average daily net assets attributable to Class M shares

Class R (3)	0.50% of the Fund's average daily net assets attributable to Class R shares

Class X (2)	1.00% of the Fund's average daily net assets attributable to Class X shares

Class Z	None

(1)  The Distributors have each contractually agreed to reduce their distribution and service (12b-1) fees for Class A shares to 0.25% of each Fund's average daily net assets of the Class A shares for the period ending February 28, 2007 for the SP Fund and for the period ending January 31, 2007 for Small Company Fund. Prior to the reduction, the 12b-1 fees for Class A were 0.30% of each Fund's average daily net assets of the Class A shares.

(2)  Currently, only SP Fund offers Class L, Class M, Class X and New Class X shares. Pending approval of the Plan by shareholders, Small Company Fund will offer Class L, Class M, Class X and New Class X shares to accommodate the SP Fund Class L, Class M, Class X and New Class X shareholders. However, Class L, Class M, Class X and New Class X shares will generally be closed to new purchases.

(3)  Only Small Company Fund has Class R Shares. Small Company Fund's distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of Small Company Fund's average daily net assets of the Class R shares for the period ending January 31, 2007. Prior to the reduction, the 12b-1 fees for Class R shares were 0.75% of Small Company Fund's average daily net assets of the Class R shares.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Each Fund's distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, distribution and service fees received under the Class X Plans by the distributor are used for such distributor's purchases of bonus shares, which are additional shares granted to investors in Class X shares by the distributor.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of SP Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Small Company Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the net assets (assets minus liabilities) of each individual share class of the Fund divided by the total number of shares outstanding of the corresponding share class. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

Each Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, Class L, Class M, Class R and Class X, as applicable, of a Fund's shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B and Class C, Class L, Class M, Class R and Class X shares, as applicable, are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of that Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on that Fund's website (for SP Fund, see www.strategicpartners.com, and for Small Company Fund, see www.jennisondryden.com). SP Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter on its website within approximately 30 days after the end of the month. Small Company Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month.

Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports and on Form N-Q. In addition, each Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Fund's website.

When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the Fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of Fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of Fund holdings information by PFPC Trust Company (for SP Fund) and The Bank of New York (for Small Company Fund) (collectively, the Custodian Banks).

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) (securities class action claims services administrator) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  The trades for each Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day; and

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Boards of the Funds have adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. None of the Funds has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) (see "How to Buy Shares" in Small Company Fund's prospectus, incorporated by reference and attached as Exhibit B). Class B shares of each Fund shares are sold at NAV per share without an initial sales charge. However, if Class A or Class B shares are redeemed within seven years of their purchase, a contingent deferred sales charge (CDSC) will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M, Class X and New Class X shares are sold subject to a CDSC of 6.00%, decreasing annually. For information relating to the purchase, redemption, exchange and distribution of Class A, Class B, and Class C shares, see "How to Buy Shares" and "How to Sell Your Shares" in Small Company Fund's prospectus, incorporated by reference and attached as Exhibit B. Class L, Class M, Class X and New Class X shares are generally no longer offered for direct purchase.

Class L shares of the SP Fund are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of the investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for the account of the purchaser. A portion of the sales charge is retained by the distributor and a portion is allocated to the purchaser's dealer. The distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The front-end sales charge rates are as follows:

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. Invested)
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	5.00%	5.26%
$100,000 up to $250,000	4.00%	4.17%
$250,000 up to $500,000	3.00%	3.09%
$500,000 up to $1 million	2.25%	2.30%
$1,000,000 up to $4,999,999	None	1.00%*
$5,000,000 up to $9,999,999	None	0.50%*
$10,000,000 up to $9,999,999,999	None	0.25%*

*  For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

There is no initial sales charge on purchases of Class L shares of the applicable Funds in the following cases:

•  Purchases aggregating $1 million or more;

•  Purchases by an employer-sponsored retirement plan under Section 403(b) of the Code that features an employer contribution or "match"; or

•  Purchases by an employer-sponsored retirement plan under Section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Company.

However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC (Class L CDSC) will be deducted from the redemption proceeds. During the past 12 months Class L shares were not available to new investors. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to Section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in a Fund's SAI. The Class L CDSC will be equal to 1.0% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L CDSC. The Class L CDSC is paid to the distributor with respect to expenses incurred in providing distribution-related services to the Fund. To determine whether the Class L CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long a purchaser has held shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Class M shares of the SP Fund are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within 7 years of their purchase, a CDSC (Class M CDSC) will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the SP Fund in connection with the sale of its Class M shares. The distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees to certain unrelated parties that provides funding for the up-front sales concession payments.

To determine whether the Class M CDSC applies to a redemption, the SP Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class M CDSC (as % of amount subject to charge)
1st year after purchase	6.00%
2nd year after purchase	5.00%
3rd year after purchase	4.00%
4th year after purchase	3.00%
5th year after purchase	2.00%
6th year after purchase	2.00%
7th year after purchase	1.00%
8th year after purchase	None

For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

The Class M CDSC will be waived in the following cases if shares are redeemed and the Fund's transfer agent is notified: (1) redemptions under a Systematic Withdrawal Plan; (2) redemptions to pay premiums for optional insurance; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the Fund (any portion greater than mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the Fund; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

Approximately eight years after the purchase of Class M shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M 12b-1 Fee described above. The conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class M non-Dividend Shares to total Class M non-Dividend Shares.

Class X shares of the SP Fund are sold without an initial sales charge, however, if Class X shares are redeemed within 8 years of their purchase (7 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC (Class X CDSC) will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase.

For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees to a third party that provides funding for the up-front sales concession payments.

To determine whether the Class X CDSC applies to a redemption, a Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions, and shares held for over 8 years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).

The amount of the Class X CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class X CDSC (as % of amount subject to charge)
1st year after purchase	6.00%
2nd year after purchase	5.00%
3rd year after purchase	4.00%
4th year after purchase	4.00%
5th year after purchase	3.00%
6th year after purchase	2.00%
7th year after purchase	2.00%
8th year after purchase	1.00%
9th or 10th year after purchase	None

For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

The Class X CDSC will be waived in the following cases if shares are redeemed and the transfer agent is notified: (1) redemptions to pay premiums for optional insurance coverage; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of plan assets held in Class X shares of the Fund; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of plan assets held in Class X shares of the Fund; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

Ten years after the purchase of Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described above. The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class X non-Dividend Shares to total Class X non-Dividend Shares.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Companies, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund or if you receive Small Company Fund shares in exchange for SP Fund shares pursuant to the Plan, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI (and, with respect to the SP Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund declares daily and pays dividends on net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually.

SP Mutual Funds Share Class Designations

Please note that in 2004 SP Mutual Funds renamed Class A and Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SP Mutual Funds designated as "Class A" or "Class B" at the time of purchase, SP Mutual Funds now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share class when reviewing these materials.

In addition, pursuant to its charter, SP Mutual Funds may issue both "Class X" shares and "New Class X" shares of SP Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference,

SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A shares approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares. If the Plan is approved, Small Company Fund will issue Class X and New Class X shares with equivalent conversion rights to the respective Class X and New Class X shareholders of SP Fund, which are sometimes collectively referred as "Class X shares" of Small Company Fund in this Prospectus/Proxy Statement.

FEES AND EXPENSES

The following tables describes the fees and expenses that shareholders may pay if they hold shares of the Funds, as of the period ended March 31, 2006 for the SP Fund, and as of the period ended March 31, 2006 for Small Company Fund, as well as the projected unaudited pro forma fees and expenses of the Small Company Fund as of March 31, 2006, that will continue in effect after consummation of the Plan if approved. The holding period for shares held by investors in the SP Fund will be counted in computing the holding period of shares subsequently held in Small Company Fund for purposes of determining any applicable CDSCs. Class L, M and X shares of Small Company Fund were not offered during the last fiscal year. The fees and expenses of the Class L, M and X shares of Small Company Fund are based on estimated expenses of the Fund during the current fiscal year.

Shareholder Fees and Operating Expenses

Class A Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Management Fees	0.95%	0.70%	0.70%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.52%	0.22%	0.24%
= Total annual fund operating expenses	1.77%	1.22%	1.24%
– Fee waiver and/or expense reimbursement	(0.22)%	(0.05)%	(0.07)%
= Net annual fund operating expenses	1.55%	1.17%	1.17%

Class B Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	5.00%	5.00%	5.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Management Fees	0.95%	0.70%	0.70%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.52%	0.22%	0.24%
= Total annual fund operating expenses	2.47%	1.92%	1.94%
– Fee waiver and/or expense reimbursement	(0.17)%	—	(0.02)%
= Net annual fund operating expenses	2.30%	1.92%	1.92%

Class C Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Management Fees	0.95%	0.70%	0.70%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.52%	0.22%	0.24%
= Total annual fund operating expenses	2.47%	1.92%	1.94%
– Fee waiver and/or expense reimbursement	(0.17)%	—	(0.02)%
= Net annual fund operating expenses	2.30%	1.92%	1.92%

Class L Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.75%	5.75%	5.75%
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Management Fees	0.95%	0.70%	0.70%
+ Distribution (12b-1) Fees	0.50%	0.50%	0.50%
+ Other Expenses	0.52%	0.22%	0.24%
= Total annual fund operating expenses	1.97%	1.42%	1.44%
– Fee waiver and/or expense reimbursement	(0.17)%	—	(0.02)%
= Net annual fund operating expenses	1.80%	1.42%	1.42%

Class M Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	6.00%	6.00%	6.00%
Redemption Fee	None[4]	None[4]	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Management Fees	0.95%	0.70%	0.70%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.52%	0.22%	0.24%
= Total annual fund operating expenses	2.47%	1.92%	1.94%
– Fee waiver and/or expense reimbursement	(0.17)%	—	(0.02)%
= Net annual fund operating expenses	2.30%	1.92%	1.92%

Class R Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load)	N/A	None	None
Redemption Fee	N/A	None	None
Exchange Fee	N/A	None	None
Small balance account fee beginning on or about November 17, 2006	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Management Fees	N/A	0.70%	0.70%
+ Distribution and Service (12b-1) Fees	N/A	0.75%	0.75%
+ Other Expenses	N/A	0.22%	0.24%
= Total annual fund operating expenses	N/A	1.67%	1.69%
– Fee waiver and/or expense reimbursement	N/A	(0.25)%	(0.27)%
= Net annual fund operating expenses	N/A	1.42%	1.42%

Class X Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	6.00%	6.00%	6.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Management Fees	0.95%	0.70%	0.70%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.52%	0.22%	0.24%
= Total annual fund operating expenses	2.47%	1.92%	1.94%
– Fee waiver and/or expense reimbursement	(0.17)%	—	(0.02)%
= Net annual fund operating expenses	2.30%	1.92%	1.92%

Class Z Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load)	N/A	None	None
Redemption Fee	N/A	None	None
Exchange Fee	N/A	None	None
Small balance account fee beginning on or about November 17, 2006	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Small Company Fund	Pro Forma Small Company Fund After Reorganization
Management Fees	N/A	0.70%	0.70%
+ Distribution and Service (12b-1) Fees	N/A	None	None
+ Other Expenses	N/A	0.22%	0.24%
= Total annual fund operating expenses	N/A	0.92%	0.94%
– Fee waiver and/or expense reimbursement	N/A	—	(0.02)%
= Net annual fund operating expenses	N/A	0.92%	0.92%

•  Your broker may charge you a separate or additional fee for purchases and sales.

•  Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). During the past 12 months Class L shares were not available to new investors.

•  ASISI has agreed contractually to reimburse or waive fees through February 28, 2007 so that the SP Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses do not exceed 1.30% of the SP Fund's average daily net assets. Due to the Reorganization, ASISI and PI could benefit from the elimination of fee waiver currently being waived for the SP Fund since PI is not waiving or reimbursing any of its fee for Small Company Fund. However, PI has contractually agreed that for the twelve months after completion of the Reorganization, it will waive and or reimburse up to 0.02% of Small Company Fund's fees if net total expenses of Small Company Fund increase due to implementation of the proposed Reorganization.

•  The Funds' Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets of Class A shares through February 28, 2007 for the SP Fund and through January 31, 2007 for Small Company Fund. Small Company Fund's Distributor has also contractually agreed to reduce its distribution and service (12b-1) fees for Small Company Fund's Class R shares to 0.50% of the average daily net assets of Small Company Fund's Class R shares through January 31, 2007.

•  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for New Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X and New Class X shares convert to Class A shares approximately 8 years and 10 years, respectively, after purchase. No CDSC is charged after these periods.

•  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. Class R and Class Z shares are exempt from the small balance account fee.

•  Class R and Class Z shares of the SP Fund were not offered as of June 30, 2006. The Class L, M and X shares of Small Company Fund were not offered as of June 30, 2006 and the operating expenses are estimated based on expenses of Small Company Fund and the distribution fee applicable to such share class.

•  The CDSC for Class A, B, and C shares of Small Company Fund is calculated as a percentage of the lower of the original purchase price or sale proceeds. The CDSC for the Class L, M, X and New Class X shares of the SP Fund and Small Company Fund and the Class A, B and C shares of the SP Fund is calculated as a percentage of the original purchase price.

•  A $10 fee may be imposed for wire transfers of redemption proceeds.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in Small Company Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Class L, M and X shares of Small Company Fund were not offered during the last fiscal year. The expenses below of the Class L, M and X shares of Small Company Fund are based on estimated expenses of the Fund during the current fiscal year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase of Class X shares (and eight years of such shares issued prior to August 17, 1998) will automatically convert to Class A shares. The information in the ten years column reflects such conversions.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$699	$1,056	$1,437	$2,502
Small Company Fund	663	911	1,179	1,942
Small Company Fund (Pro forma after reorganization)	663	915	1,187	1,962

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$733	$1,053	$1,400	$2,540
Small Company Fund	695	903	1,137	1,976
Small Company Fund (Pro forma after reorganization)	695	907	1,145	1,996

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$333	$753	$1,300	$2,793
Small Company Fund	295	603	1,037	2,243
Small Company Fund (Pro forma after reorganization)	295	607	1,045	2,263

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$845	$1,142	$1,562	$2,726
Small Company Fund	N/A	N/A	N/A	N/A
Small Company Fund (Pro forma after reorganization)	809	1,002	1,315	2,198

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$833	$1,153	$1,500	$2,621
Small Company Fund	N/A	N/A	N/A	N/A
Small Company Fund (Pro forma after reorganization)	795	1,007	1,245	2,081

Class R Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Small Company Fund	$145	$502	$884	$1,955
Small Company Fund (Pro forma after reorganization)	145	506	892	1,975

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$833	$1,153	$1,600	$2,793
Small Company Fund	N/A	N/A	N/A	N/A
Small Company Fund (Pro forma after reorganization)	795	1,007	1,345	2,263

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Small Company Fund	$94	$293	$509	$1,131
Small Company Fund (Pro forma after reorganization)	94	298	518	1,153

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$699	$1,056	$1,437	$2,502
Small Company Fund	663	911	1,179	1,942
Small Company Fund (Pro forma after reorganization)	663	915	1,187	1,962

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$233	$753	$1,300	$2,540
Small Company Fund	195	603	1,037	1,976
Small Company Fund (Pro forma after reorganization)	195	607	1,045	1,996

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$233	$753	$1,300	$2,793
Small Company Fund	195	603	1,037	2,243
Small Company Fund (Pro forma after reorganization)	195	607	1,045	2,263

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$747	$1,142	$1,562	$2,726
Small Company Fund	N/A	N/A	N/A	N/A
Small Company Fund (Pro forma after reorganization)	711	1,002	1,315	2,198

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$233	$753	$1,300	$2,621
Small Company Fund	N/A	N/A	N/A	N/A
Small Company Fund (Pro forma after reorganization)	195	607	1,045	2,081

Class R Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Small Company Fund	$145	$502	$884	$1,955
Small Company Fund (Pro forma after reorganization)	145	506	892	1,975

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$233	$753	$1,300	$2,793
Small Company Fund	N/A	N/A	N/A	N/A
Small Company Fund (Pro forma after reorganization)	195	607	1,045	2,263

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Small Company Fund	$94	$293	$509	$1,131
Small Company Fund (Pro forma after reorganization)	94	298	518	1,153

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of the Class L shares of SP Fund and Class Z shares of the Small Company Fund for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class L shares of SP Fund and Class B shares of Small Company Fund.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a fund will achieve similar results in the future.

SP Fund

Annual Total Returns* (Class L Shares)

BEST QUARTER: 21.61% (2nd quarter 2003) WORST QUARTER: –28.72% (3rd quarter 2001)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return of the Fund's Class L shares from 1-1-06 to 6-30-06 was 2.80%.

Average Annual Total Returns (as of period ending December 31, 2005)

	One Year	Five Years	Since Inception
Return Before Taxes[1]
Class A	–8.72%	N/A	–3.96% (since 4-12-04)
Class B	–8.98%	N/A	–4.42% (since 4-12-04)
Class C	–5.19%	–4.86%	–10.35% (since 7-28-97)
Class M	–9.88%	–5.24%	–10.66% (since 7-28-97)
Class X	–9.82%	–5.41%	–10.62% (since 7-28-97)
Class L
Return Before Taxes	–9.23%	–5.48%	–10.77% (since 7-28-97)
Return After Taxes on Distributions[2]	–9.58%	–5.55%	–10.83%
Return After Taxes on Distributions
and Sale of Fund Shares[3]	–5.72%	–4.59%	–8.73%
Index (reflects no deduction for fees, expenses or taxes)
Russell 2000 Index[4]	4.55%	8.22%	[4]
Lipper Small-Cap Growth Funds Avg.[5]	5.66%	2.17%	[5]
Russell 2000 Growth Index[6]	4.15%	2.28%	[6]

Notes to SP Fund Average Annual Returns Table

1  The Fund's returns are after deduction of sales charges and expenses. During certain periods shown, expense reimbursements were in effect. Without such expense reimbursements, the returns would have been lower. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.

2  After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class L shares. After-tax returns will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The "Return after Taxes on Distributions and Sales of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

4  The Russell 2000 Index is an unmanaged capital-weighted index of the smallest 2,000 companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. Russell 2000 Index returns since the closest calendar month-end following the inception of each share class are 9.08% for Class A and B shares and 3.98% for Class C, L, M and X shares. Source: Lipper, Inc.

5  The Lipper Average is based on the average return of all mutual funds in the Lipper Small Cap Growth Funds Category. It reflects deductions for mutual fund operating expenses but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the closest calendar month-end following the inception of each share class are 7.19% for Class A and B shares and –3.35% for Class C, L, M and X shares. Source: Lipper, Inc.

6  The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and taxes. Russell 2000 Growth Index returns since the closest calendar month-end following the inception of each share class are 7.10% for Class A and B shares and –5.68% for Class C, L, M and X shares. Source: Lipper, Inc.

Small Company Fund

Annual Total Returns (Class B shares)

BEST QUARTER: 25.22% (2nd quarter 2003) WORST QUARTER: –23.27% (3rd quarter of 1998)

*  The annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return of the Fund's Class Z shares from 1-1-06 to 6-30-06 was 8.10%.

Average Annual Total Returns3 (as of December 31, 2005)

	One Year	Five Years	Ten Years	Since Inception
Return Before Taxes
Class A Shares	8.11%	10.40%	9.52%	11.37% (since 1-22-90)
Class C Shares	12.71%	10.82%	9.32%	10.21% (since 8-1-94)
Class R Shares	14.30%	N/A	N/A	20.44% (since 5-10-04)
Class Z Shares	14.75%	11.94%	N/A	10.30% (since 3-1-96)
Class B Shares
Return Before Taxes	8.85%	10.69%	9.32%	10.80% (since 11-13-80)
Return After Taxes on Distributions[2]	5.17%	9.26%	7.51%	8.46% (since 11-13-80)
Return After Taxes on Distributions
and Sale of Fund Shares[2,8]	8.19%	8.82%	7.32%	8.44% (since 11-13-80)
Index (reflects no deduction for fees, expenses or taxes)
Russell 2000 Index[4]	4.55%	8.22%	9.26%	[4]
Russell 2500 Index[5]	8.11%	9.14%	11.53%	[5]
S&P SmallCap 600 Index[6]	7.68%	10.76%	12.16%	[6]
Lipper Small-Cap Core Funds Average[7]	6.42%	9.15%	10.67%	[7]

Notes to Small Company Fund Average Annual Returns Table

1  The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05% and Class R shares of 0.25%, the returns for Class A and Class R shares would have been lower. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B and C shares.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  No information is presented with respect to Class L, M or X shares of the Small Company Fund, since these share classes are not yet created, and therefore, no performance information is available. Source: Lipper, Inc.

4  The Russell 2000 Index (Russell 2000) is an unmanaged capital-weighted index of the smallest 2,000 companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. Russell 2000 returns since the inception of each class are 11.37% for Class A, 11.27% for Class B, 10.78% for Class C, 13.05% for Class R and 9.10% for Class Z shares. The securities in the Russell 2000 may be very different from those in the Fund. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C, R and Z shares. Source: Lipper Inc. In May of 2005 the Board of Directors of Jennison Small Company Fund, Inc. changed the Fund's benchmark from the Russell 2000 Index to the Russell 2500 Index because the Russell 2500 Index more closely aligns with the Fund's strategy.

5  The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. Russell 2500 returns since the inception of each class are 13.17% for Class A, 13.17% for Class B, 12.93% for Class C, 15.35% for Class R and 11.32% for Class Z shares. The securities in the Russell 2500 Index may be very different from those in the Fund. Since inception returns reflect the average annual total returns from the closest month-end to the inception date of the Fund's Class A, B, C, R and Z shares. Source: Lipper, Inc.

6  The Standard & Poor's SmallCap 600 Index (S&P SmallCap) – an unmanaged capital-weighted index of 600 smaller company U.S. common stocks that cover all industry sectors – gives a broad look at how U.S. small-cap stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of any sales charges and operating expenses and taxes. The securities in the S&P SmallCap may be very different from those in the Fund. S&P SmallCap returns since the inception of each class (other than Class B, because the S&P SmallCap was not compiled in 1980) are 13.00% for Class A, 13.50% for Class C, 16.29% for Class R and 11.99% for Class Z shares. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, C, R and Z shares. Source: Lipper Inc. Class B returns for this index are not available.

7  The Lipper Small-Cap Core Funds Average is based on the average return of all mutual funds in the Lipper Small-Cap Core Funds category and does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are 11.94% for Class A, 9.67% for Class B, 11.73 for Class C, 13.56% for Class R and 10.37% for Class Z shares. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C, R and Z shares. Source: Lipper Inc.

8  "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATION

The directors of SP Mutual Funds, including all of the directors who are not "interested persons" of SP Mutual Funds within the meaning of the 1940 Act (the "Independent Directors"), have unanimously determined that the Reorganization would be in the best interests of the shareholders of the SP Fund and that the interests of the shareholders of the SP Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on July 19, 2006, the Investment Managers advised the directors that, as of May 31, 2006, the SP Fund had net assets of approximately $102.0 million, while Small Company Fund had assets of approximately $847.7 million at that date. Accordingly, by merging the SP Fund with Small Company Fund, shareholders would enjoy a greater asset base over which fund expenses may be spread.

In addition, the Investment Managers advised the directors that the SP Fund had higher gross and net expense ratios, than Small Company Fund. The directors considered the Investment Managers' advice that if the Plan is approved, shareholders of the SP Fund, regardless of the class of shares they own, should realize an immediate reduction in their net and gross annual operating expenses (before and after any waivers or reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized. The directors also noted that PI or an affiliate and the SP Fund is paying the costs of the transactions.

The Investment Managers further advised the directors that shareholders of the SP Fund also could benefit from the lower contractual management fee paid by shareholders of Small Company Fund.

The directors were advised that the estimated costs associated with the Reorganization will be paid by PI and/or an affiliate and the SP Fund. See discussion below under "Expenses Resulting from the Reorganization."

The Investment Manager for Small Company Fund also explained that shareholders of Small Company Fund may experience slightly higher gross expenses as a result of the Reorganization. To the extent that net total expenses for Small Company Fund increase due to implementation of the proposed reorganization, the Investment Manager has contractually agreed to waive up to .02% of its management fees on an annualized basis for a twelve month period beginning from the completion of the Reorganization. The directors also noted that Small Company Fund is not paying any of the costs of the Reorganization.

In recommending approval of the Plan, the Investment Managers advised the directors that the SP Fund and Small Company Fund have similar investment objectives and investment policies. The directors were also advised that Small Company Fund had better investment performance than the SP Fund in the 1, 3 and 5 year periods.

The Investment Manager noted that since the shares of Small Company Fund will be issued at net asset value in exchange for the net assets of the SP Fund having a value equal to the aggregate net asset value of the shares of the SP Fund when the Reorganization occurs, the net assets of the SP Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in a reduction of the net asset value of the SP Fund or Small Company Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a shareholder of the SP Fund may hold a smaller percentage ownership in Small Company Fund than he or she did in the SP Fund prior to the Reorganization. The aggregate net asset value of Small Company Fund shares will equal the aggregate net asset value of your shares of the SP Fund.

The respective assets and liabilities of the SP Fund and Small Company Fund will be valued at the closing of the Reorganization. The assets in each Fund will be valued according to the procedures set forth above under "Valuation." Purchase orders for the SP Fund's shares which have not been confirmed as of the date of the closing of the Reorganization will be treated as assets of Small Company Fund for purposes of the Reorganization; redemption requests with respect to the SP Fund's shares which have not settled as of the closing of the Reorganization will be treated as liabilities of Small Company Fund for purposes of the Reorganization.

The directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of any of SP Fund or the Small Company Fund from consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the Funds:

•  The SP Fund has similar investment objectives to Small Company Fund;

•  The SP Fund and Small Company Fund have similar investment policies and restrictions;

•  Shareholders of the SP Fund would realize a reduction in net and gross operating expenses as result of the consummation of the Plan;

•  SP Fund is significantly smaller than Small Company Fund;

•  Small Company Fund has generally outperformed the SP Fund.

•  The SP Fund has not in the past and is not expected in the future to achieve satisfactory asset growth; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The directors also noted that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the SP Fund. The directors were advised that the expense associated with the proxies would be borne PI and/or an affiliate and the SP Fund.

Consequently, the directors of SP Mutual Funds and Small Company Fund approved the Plan and recommended that shareholders of the SP Fund vote to approve the Plan.

For the reasons discussed above, the Boards of Directors of SP Mutual Funds and Small Company Fund unanimously recommend that you vote FOR the Plan.

If shareholders of the SP Fund do not approve the Plan, the Board of SP Mutual Funds will consider other possible courses of action for the SP Fund, including, among others, consolidation of the SP Fund with one or more affiliated or unaffiliated funds other than Small Company Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of the SP Fund do not approve the Plan, the Investment Managers of the SP Fund may consider recommending to the Board and shareholders the liquidation of the SP Fund in light of its anticipated future inability to attract sufficient new assets to support long-term viability. A liquidation of the SP Fund would result in taxable gains or losses for most shareholders of that Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Closing

If the SP Fund's shareholders approve the Plan, the Reorganization will take place after various conditions are satisfied by SP Mutual Funds, on behalf of the SP Fund, and Small Company Fund, as applicable, including the preparation of certain documents. The Companies will mutually determine a specific date for the actual reorganization to take place. This is called the "closing date." If shareholders of the SP Fund do not approve the Plan, the Reorganization will not take place and the Board of SP Mutual Funds will consider alternative courses of actions, as described above.

If the SP Fund's shareholders approve the Plan, SP Mutual Funds, on behalf of the SP Fund will deliver to Small Company Fund all of SP Fund's assets and Small Company Fund will assume all of the liabilities of SP Fund on the closing date. Small Company Fund will issue to SP Fund shares of Small Company Fund of a value equal to the dollar value of the net assets delivered to the Small Company Fund. The SP Fund will then distribute to its shareholders of record as of the close of business on the closing date, Small Company Fund shares in equivalent value and of equivalent class as such shareholder holds in the Fund. The SP Fund will subsequently terminate and dissolve and Small Company Fund will be the surviving fund. The stock transfer books of the SP Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the SP Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Companies may amend the Plan without shareholder approval. The Companies may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of SP Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs, will be paid by PI and/or an affiliate and the SP Fund. The portfolio securities of the SP Fund will be transferred in-kind to the Small Company

Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The total Reorganization costs are currently estimated to be $523,000, including approximately $216,000 in estimated proxy solicitation costs. The Reorganization costs attributable to the SP Fund are currently estimated to be approximately $187,000, and PI and/or an affiliate will pay the additional costs.

Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Plan that each Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by Small Company Fund of the assets of SP Fund in exchange solely for voting shares of Small Company Fund and the assumption by Small Company Fund of the liabilities, if any, of SP Fund, followed by the distribution of Small Company Fund shares received by SP Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and Small Company Fund and SP Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of SP Fund will not recognize gain or loss upon the exchange of all of their shares of SP Fund solely for shares of Small Company Fund, as described in this Prospectus/Proxy Statement and the Plan;

3.  No gain or loss will be recognized by SP Fund upon the transfer of its assets to Small Company Fund in exchange solely for voting shares of Small Company Fund and the assumption by Small Company Fund of the liabilities, if any, of SP Fund. In addition, no gain or loss will be recognized by SP Fund on the distribution of such shares to the shareholders of SP Fund (in liquidation of that Fund);

4.  No gain or loss will be recognized by Small Company Fund upon the acquisition of the assets of SP Fund in exchange solely for voting shares of Small Company Fund and the assumption of the liabilities, if any, of SP Fund;

5.  Small Company Fund's tax basis for the assets acquired from SP Fund will be the same as the tax basis of these assets when held by SP Fund immediately before the transfer, and the holding period of such assets acquired by Small Company Fund will include the holding period of such assets when held by SP Fund;

6.  The SP Fund shareholders' tax basis for the shares of Small Company Fund received by them pursuant to the reorganization will be the same as their tax basis in SP Fund shares exchanged therefor; and

7.  The holding period of Small Company Fund shares received by the shareholders of SP Fund will include the holding period of the SP Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the SP Fund to Small Company Fund followed by a taxable liquidation of the SP Fund, and the shareholders of SP Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of SP Fund and the fair market value of the shares of Small Company Fund received in exchange therefor. [The SP Fund has a capital loss carryforward as of October 31, 2005 of approximately $128,277,000]. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the target fund (where, as in this reorganization, the acquiring fund has greater equity value than the target fund), in general, to the value of the equity of the target fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Additional rules may apply, further limiting the utilization of the capital loss. Shareholders of SP Fund should consult their tax advisers regarding the tax consequences to them of the Plan in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Plan, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Plan.

Characteristics of Small Company Fund Shares

Small Company Fund was formed in Maryland on July 28, 1980. Small Company Fund is registered with the SEC as an open-end management investment company. Small Company Fund is authorized to issue 1,250,000,000 shares of common stock, par value $0.001 per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z. If the Plan is approved, shares of Small Company Fund will be divided into up to nine classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X, New Class X and Class Z. The Class L, Class M, Class X and New Class X share classes of Small Company Fund would be issued in order to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Fund who will become shareholders of Small Company Fund pursuant to the Plan. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.

Each class of shares represents an interest in the same assets of Small Company Fund and is identical in all respects except that:

•  each class is subject to different sales charges and distribution or service fees (12b-1 fees) (except for Class Z shares, which are not subject to any sales charges and distribution or service fees), which may affect net asset value, dividends and liquidation rights;

•  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  each class has a different exchange privilege;

•  Class B, Class M, Class X and New Class X shares will have a conversion feature whereby Class B, Class M, Class X and New Class X shares will automatically convert to Class A shares as follows: at the end of seven years (Class B shares), eight years (Class M shares and Class X shares) and ten years (New Class X shares), respectively, after the original purchase of shares.

Shares of Small Company Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Small Company Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A, Class L and Class Z, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A, Class L and Class Z shareholders, whose Class L and Class Z shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Small Company Fund's prospectus.

Small Company Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of Small Company Fund may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of Small Company Fund's outstanding shares.

Shares of Small Company Fund that will be distributed to shareholders of the SP Fund will have the same legal characteristics as the shares of the SP Fund with respect to such matters as assessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of March 31, 2006, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of Small Company Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of Small Company Fund is likely to be different when one or more of the Plans are consummated.

Class A

	SP Fund	Small Company Fund	Adjustments*	Small Company Fund Pro Forma after Reorganization (unaudited)
Net assets	$13,977,534	$566,817,000	$(23,213)	$580,771,321
Total shares outstanding	2,325,820	27,201,955	(1,656,227)	27,871,548
Net asset value per share	$6.01	$20.84	N/A	$20.84

Class B

	SP Fund	Small Company Fund	Adjustments*	Small Company Fund Pro Forma after Reorganization (unaudited)
Net assets	$8,470,521	$67,422,979	$(14,067)	$75,879,433
Total shares outstanding	1,480,904	3,967,319	(983,173)	4,465,050
Net asset value per share	$5.72	$16.99	N/A	$16.99

Class C

	SP Fund	Small Company Fund	Adjustments*	Small Company Fund Pro Forma after Reorganization (unaudited)
Net assets	$21,992,248	$45,247,098	$(36,523)	$67,202,823
Total shares outstanding	3,813,191	2,662,302	(2,521,678)	3,953,815
Net asset value per share	$5.77	$17.00	N/A	$17.00

Class L

	SP Fund	Small Company Fund**	Adjustments*	Small Company Fund Pro Forma after Reorganization (unaudited)
Net assets	$16,519,509	N/A	$(27,435)	$16,492,074
Total shares outstanding	2,773,403	N/A	(1,980,133)	793,270
Net asset value per share	$5.96	N/A	N/A	$20.79

Class M

	SP Fund	Small Company Fund**	Adjustments*	Small Company Fund Pro Forma after Reorganization (unaudited)
Net assets	$41,281,439	N/A	$(68,558)	$41,212,881
Total shares outstanding	7,159,458	N/A	(4,733,744)	2,425,714
Net asset value per share	$5.77	N/A	N/A	$16.99

Class R

	SP Fund	Small Company Fund	Adjustments*	Small Company Fund Pro Forma after Reorganization (unaudited)
Net assets	N/A	$502,837	N/A	$502,837
Total shares outstanding	N/A	24,183	N/A	24,183
Net asset value per share	N/A	$20.79	N/A	$20.79

Class X

	SP Fund	Small Company Fund**	Adjustments*	Small Company Fund Pro Forma after Reorganization (unaudited)
Net assets	$10,359,284	N/A	$(17,204)	$10,342,080
Total shares outstanding	1,792,904	N/A	(1,184,188)	608,716
Net asset value per share	$5.78	N/A	N/A	$16.99

Class Z

	SP Fund	Small Company Fund	Adjustments*	Small Company Fund Pro Forma after Reorganization (unaudited)
Net assets	N/A	$61,777,968	N/A	$61,777,968
Total shares outstanding	N/A	2,858,332	N/A	2,858,332
Net asset value per share	N/A	$21.61	N/A	$21.61

*  Reflects the change in shares of the SP Fund upon conversion into Small Company Fund.

**  Class R and Z shares were not offered by the SP Fund and Class L, M and X shares were not offered by Small Company Fund as of June 30, 2006.

VOTING INFORMATION

Required Vote

Only shareholders of record of the SP Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were __________shares of the SP Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of SP Fund entitled to be voted at the Meeting of SP Fund is required to constitute a quorum of the SP Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present with respect to SP Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of SP Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of SP Fund represented at a meeting at which more than 50% of the outstanding voting shares of that Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of SP Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of SP Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote SP Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The SP Mutual Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the Meeting or a majority of the total number of shares of a Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the SP Fund, the SP Fund may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. The SP Fund would only take such actions if it believed that such actions would result in a quorum and the SP Fund had already received or expected to receive sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan.

Shareholders having more than one account in SP Fund Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SP Mutual Funds by 11:59 p.m. Eastern time on the day prior to the Meeting at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the SP Mutual Funds or Small Company Fund. In addition, the SP Mutual Funds has engaged D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D.F. King if the SP Mutual Funds have not yet received your vote. D.F. King may ask you for authority, by telephone, to permit D.F. King to execute your voting instructions on your behalf.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of September 8, 2006, each shareholder that owns of record more than 5% of any class of SP Fund.

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
SP Fund:	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	A	31.32%

	Wachovia Securities, LLC	1525 West WT Harris Blvd. Charlotte, NC 28288	A	13.93%

	Wachovia Securities, LLC	1525 West WT Harris Blvd. Charlotte, NC 28288	B	43.77%

	Wachovia Securities, LLC	1525 West WT Harris Blvd. Charlotte, NC 28288	C	23.28%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	C	9.73%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	L	10.02%

	American Skandia Investment Services Inc Fund Investment Seeding Account	One Corporate Drive Shelton CT 06484	L	6.23%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	M	7.54%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street # 3 Newark NJ 07102	X	15.81%

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
Small Company Fund:	Wachovia Securities, LLC	1525 West WT Harris Blvd. Charlotte, NC 28288	A	26.80%

	Wachovia Securities, LLC	1525 West WT Harris Blvd. Charlotte, NC 28288	B	44.05%

	Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of It's Customer	4800 Deer Lake Drive East Jacksonville FL 32246	C	28.26%

	Wachovia Securities, LLC	1525 West WT Harris Blvd. Charlotte, NC 28288	C	15.02%

	Citigroup Global Markets Inc House Account Attn: Peter Booth	333 West 34th Street New York NY 10001	C	10.91%

	NABank & Co	PO Box 2180 Tulsa OK 74101	R	25.28%

	Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of It's Customer	4800 Deer Lake Drive East Jacksonville FL 32246	R	13.48%

	MG Trust Company As Agent For Frontier Trust Co As Trustee First Market Bank 401K PS Plan	700 17th Street Suite 300 Denver CO 80202	R	7.94%

	MCB Trust Services Cust. FBO K.A. Steel Chemicals, Inc	700 17th Street Suite 300 Denver CO 80202	R	7.69%

	Union Bank Tr Nominee FBO: TS Pathfinder 401K	PO Box 85484 San Diego CA 92186	R	7.13%

	MG Trust Company Cust. FBO Agricultural Commodities Inc	700 17th Street Suite 300 Denver CO 80202	R	6.57%

	Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of It's Customer	4800 Deer Lake Drive East Jacksonville FL 32246	Z	61.00%

	Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit	100 Mulberry Street Newark NJ 07102	Z	6.08%

	PIMS/Prudential Retirement As Nominee for The TTEE Customer Plan Crane Co. Savings	100 First Stamford Place Stamford CT 06902	Z	5.41%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of September 8, 2006, the officers and directors of the SP Mutual Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the SP Fund.

As of September 8, 2006, the officers and directors of Small Company Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of Small Company Fund.

Small Company Fund does not currently offer Class L, Class M, or Class X. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

ADDITIONAL INFORMATION

Small Company Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Small Company Fund is contained in the Fund's prospectus, dated November 30, 2005, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about Small Company Fund is included in the Fund's SAI, dated November 30, 2005 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Small Company Fund's Semi-Annual Report to Shareholders for the period ended March 31, 2006, may be obtained by calling 1-800-225-1852 or by writing to Jennison Small Company Fund, Inc. at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

SP Mutual Funds (on behalf of the SP Fund) and Small Company Fund file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law, relating to the validity of shares of Small Company Fund to be issued pursuant to the Plan, will be passed upon by DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to Small Company Fund.

Independent Registered Public Accounting Firm

The audited financial statements of SP Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of SP Fund for the fiscal year ending October 31, 2005 (File No. 811-08085).

The audited financial statements of Small Company Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Small Company Fund for the fiscal year ending September 30, 2005 (File No. 811-3084).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Strategic Partners Small-Cap Growth Fund and Jennison Small Company Fund, Inc., care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

The Companies are not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or a Fund's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of a Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SP Mutual Funds may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.

The Board of Directors of SP Mutual Funds intend to bring before the Meeting the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the SP Mutual Funds, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for Small Company Fund, dated November 30, 2005 (enclosed).

C	Small Company Fund's Annual Report, dated September 30, 2005 (enclosed).

D	Small Company Fund's Semi-Annual Report to Shareholders for the period ended March 31, 2006 (enclosed).

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Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of _____, 2006, by and between Strategic Partners Mutual Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Small-Cap Growth Fund, a series of the Company (the "Acquired Fund"), and Jennison Small Company Fund, Inc. (the "Acquiring Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Together, the Acquiring Company and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Company, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Company of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 each, of the Acquiring Company (as defined in Section 1(b) as the "Acquiring Company Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Company Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Company:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Company and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, at the Closing all of the Acquired Fund's then existing assets, and assume substantially all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Company.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Company, shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Company determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Company, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Company will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Company Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Company as such shareholder holds of the Acquired Fund, and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Company and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Company Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Company Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Company shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Company Shares will be shown on the books of Acquiring Company's transfer agent. Acquiring Company Shares will be issued in the manner described in Acquiring Company's then-effective registration statement on Form N-1A.

(e)  Any transfer taxes payable upon issuance of Acquiring Company Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Company (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement on Form N-1A.

(b)  The net asset value of a share of the Acquiring Company shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Acquiring Company's articles of incorporation and currently effective registration statement on Form N-1A.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement on Form N-1A.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be ___________, 2006, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Company at the Acquiring Company's Custodian. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 each, (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company shall issue and deliver to the Secretary of the Company at the Closing a confirmation evidencing the Acquiring Company Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Company Shares have been registered in all account books of the Acquiring Company in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Company or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Acquiring Company, for the benefit of the Acquiring Company, by the Company on behalf of the Acquired Fund.

The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company:

(a)  The Acquired Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended March 31, 2006 (copies of which will be furnished to the Acquiring Company), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Company and the Statement of Additional Information of the Acquiring Company to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, , for use therein.

5.  Representations and Warranties to the Company, for the benefit of the Acquired Fund, by the Acquiring Company.

The Acquiring Company makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Company is a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the SDAT. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Company Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  The Acquiring Company is authorized to issue 1,250,000,000 shares of common stock, par value $0.01 each of Acquiring Company Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Company Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the Acquiring Company's articles of incorporation and by-laws, no shareholder of the Acquiring Company will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Company Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Company's Annual Report to Shareholders of the Acquiring Company for the fiscal year ended September 30, 2005 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Company as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquiring Company's Semi-Annual Report to Shareholders of the Acquiring Company for the period ended February 28, 2006 (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Company and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Company has the necessary corporate power and authority to conduct the Acquiring Company's business as such business is now being conducted.

(g)  The Acquiring Company is not a party to or obligated under any provision of the Acquiring Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Company has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Company has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Company to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Company and the Statement of Additional Information of the Acquiring Company to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Company.

The Company, on behalf of the Acquired Fund, and the Acquiring Company, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Company Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and the Board of Directors of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Company in accordance with its terms.

(f)  The Company and the Acquiring Company anticipate that consummation of this Plan will not cause the Acquired Fund or the Acquiring Company to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Company.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate its business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Company Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Company, on behalf of the Acquired Fund, and the Acquiring Company, intend that by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Company as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Company covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Company Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Company and the Statement of Additional Information of the Acquiring Company to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Acquiring Company execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Company title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Company intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Company intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Company Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Company.

The consummation of the Plan with respect to the Acquiring Company and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Company and the Acquiring Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Company.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Acquiring Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the Acquired Fund or the Acquiring Company, would prohibit the transactions contemplated hereby or would adversely affect the ability of the Acquired Fund or the Acquiring Company to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for the Acquired Fund and the Acquiring Company, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Acquiring Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Sullivan & Cromwell LLP, counsel to the Acquiring Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquiring Company and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company, enforceable against the Acquiring Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the Acquiring Company shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.001 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Company will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Company of its obligations hereunder will not violate any provision of the Acquiring Company's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Company's currently effective registration statement on Form N-1A, except where such violation, default or breach would not have a material adverse effect on the Acquiring Company;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Company under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Acquiring Company, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  The Acquiring Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Company that would be required to be disclosed in the Acquiring Company's registration statement on Form N-14 and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.

(g)  The Acquiring Company shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland/ law, and (ii) Wilkie Farr & Gallagher LLP, counsel to the Acquired Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter and under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in the current prospectus of the Acquired Fund, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and the Company's charter as a separate series of the Company;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Acquiring Company, , is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company and the Acquired Fund to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement on Form N-1A, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed;

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company and the Acquiring Company shall have received with respect to the Acquired Fund and the Acquiring Company, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company and the Acquiring Company, in form and substance satisfactory to the Company and the Acquiring Company, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Company Shares and the assumption by Acquiring Company of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Company each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Section 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Company Shares and the assumption by the Acquiring Company of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Company Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Company on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Company Shares and the assumption by the Acquiring Company of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Company Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Company in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Company Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Company Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Company with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Company will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Company with regard to certain matters.

(i)  The Acquiring Company Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Company with each state commission or agency with which such eligibility is required in order to permit the Acquiring Company Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Company and the Acquiring Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by Prudential Investments LLC or an affiliate.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund or itself by resolution of the applicable Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Company or Acquired Fund, and none of the Company, the Acquiring Company, or the Acquired Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the applicable Board of Directors, as the case may be, if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company, the Acquiring Company, any of their respective officers, directors, agents or shareholders, the Acquired Fund, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of the Acquiring Company or either the Company or the Acquired Company, against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's or the Acquiring Company's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Company, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Company Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

The Acquiring Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the Acquired Fund and the Acquiring Company, as applicable for the enforcement of any claims arising out of or based on the obligations of the Company hereunder, and in particular that none of the assets of the Company other than the portfolio assets of the Acquired Fund and the Acquiring Company, as applicable may be resorted to for the enforcement of any claim based on the obligations of such Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Company, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Company. This Plan shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, and the Acquiring Company. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, _______________, on behalf of _______________, and _______________, on behalf of _______________, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC., on behalf of its Strategic Partners Mid-Cap Growth Fund series

Attest:	By: Name: Title:

JENNISON SMALL COMPANY FUND, INC.,

Attest:	By: Name: Title:

Exhibit B

PROSPECTUS DATED NOVEMBER 30, 2005

The Prospectus for Jennison Small Company Fund, Inc., dated November 30, 2005, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

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Exhibit C

ANNUAL REPORT DATED SEPTEMBER 30, 2005

The Annual Report to Shareholders for Jennison Small Company Fund, Inc. to shareholders for the period ended September 30, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

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Exhibit D

SEMI ANNUAL REPORT DATED MARCH 31, 2006

The Semi-Annual Report to Shareholders for Jennison Small Company Fund, Inc. to shareholders for the period ended March 31, 2006, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

2	Summary

2	The Proposals

3	Shareholder Voting

3	Comparisons of Important Features

3	The Investment Objectives and Policies of the Funds

4	Comparison of Other Policies

5	Investment Restrictions

6	Risks of Investing in the Funds

7	Federal Income Tax Considerations

8	Forms of Organization

8	Shareholder Meetings

9	Amendments to Charter

9	Amendment of By-Laws

9	Board of Directors

10	Liability of Shareholders

10	Termination and Dissolution

10	Management of the Funds

17	Distribution Plan

18	Valuation

19	Portfolio Holdings

20	Frequent Purchases and Redemptions of Fund Shares

21	Purchases, Redemptions, Exchanges and Distributions

25	SP Mutual Funds Share Class Designations

26	Fees and Expenses

32	Expense Examples

35	Performance of the Funds

38	Reasons for the Reorganization

40	Information About the Reorganization

40	Closing

40	Expenses Resulting from the Reorganization

41	Tax Consequences of the Reorganization

42	Characteristics of Jennison Small Company Fund Shares

43	Capitalization

44	Voting Information

44	Required Vote

45	How to Vote

46	Revocation of Proxies

46	Solicitation of Voting Instructions

46	Principal Holders of Shares

48	Additional Information

48	Miscellaneous

48	Legal Matters

48	Independent Registered Public Accounting Firm

48	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

48	Shareholder Proposals

49	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus dated November 30, 2005 for Jennison Small Company Fund (enclosed)

C-1	Exhibit C – Annual Report to Shareholders of Jennison Small Company Fund for the period ended September 30, 2005 (enclosed)

D-1	Exhibit D – Semi-Annual Report to Shareholders of Jennison Small Company Fund for the period ended March 31, 2006 (enclosed)